Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Executive Life Ltd. ("Executive") [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 244
Intangible assets	229
Goodwill	843
Liabilities in respect of business combinations	(672)
Total assets acquired net of acquired cash	$ 644